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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                       ----------------------------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): APRIL 19, 2001
                                                          --------------

                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)
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

            DELAWARE                       0-22228                  11-3170868
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(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE NO.)          (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)                                   IDENTIFICATION NO.)

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          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085
          ------------------------------------------------------------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


Registrant's telephone number, including area code:       (516) 327-3000
                                                           --------------


                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEMS 1 THROUGH 6 AND 8.        NOT APPLICABLE

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         The following Exhibits are furnished as part of this report:

         99.1 Press release dated April 19, 2001 which among other things highlights the Company's financial results for the quarter ended March 31, 2001.



ITEM 9. REGULATION FD DISCLOSURE.

         On April 19, 2001, Astoria Financial Corporation reported financial results for the quarter ended March 31, 2001 as detailed in the attached Exhibit
99.1 Press Release dated April 19, 2001.

         THE INFORMATION PROVIDED PURSUANT HERETO SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS FORM 8-K INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ASTORIA FINANCIAL CORPORATION


                                                  /S/ PETER J. CUNNINGHAM
                                                  ------------------------------
                                                  Peter J. Cunningham
                                                  First Vice President and
                                                  Director of Investor Relations

Dated: APRIL 19, 2001





                                  EXHIBIT INDEX


EXHIBIT NUMBER                   DESCRIPTION
--------------                   -----------

99.1 Press Release dated April 19, 2001 which among other things highlights the Company's financial results for the quarter ended March 31, 2001.










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